UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): January 7, 2022

EXEO ENTERTAINMENT, INC.

(Exact name of registrant as specified in charter)

Nevada	333-190690	45-2224704
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4478 Wagon Trail Ave.

Las Vegas, NV 89118

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: (702) 361-3188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Change in Registrant’s Certifying Accountant

On February 11, 2022, EXEO Entertainment, Inc. (the “Company”) approved the selection of BF Borgers CPA PC (“BF Borgers”) as its independent registered public accounting firm replacing Prager Metis CPAs, LLC (“Prager”).

(a) Resignation of Independent Registered Public Accounting Firm

On January 7, 2022, the Company received notification that Prager as the Company’s independent registered public accounting firm determined that they would not stand for reappointment. Prager was engaged by the Company on February 1, 2019, for the Company’s fiscal year ended November 30, 2019. The reports of Prager on the financial statements of the Company as of and for the fiscal year ended November 30, 2019 and the subsequent interim period from November 30, 2019 through the date of this report, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The change was approved by the Company’s Board of Directors.

During the Company’s fiscal years ended November 30, 2020 and 2019 and the subsequent interim period from November 30, 2020 through the date of this report: (i) there have been no disagreements with Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager, would have caused it to make reference to the subject matter of the disagreement in connection with its reports for such periods and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Prager with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements. A copy of the letter from Prager is attached hereto as Exhibit 16.

(b) Engagement of Independent Registered Public Accounting Firm

On February 11, 2022 (the “Engagement Date”), the Company engaged BF Borgers CPA PC (“BF Borgers”) as its registered public accounting firm for the Company’s fiscal year ended December 31, 2020. The decision to engage BF Borders as the Company’s independent public accounting firm was approved by the Company’s Board of Directors

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with BF Borgers regarding either:

1.	The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description
16.1	Letter to EXEO Entertainment, Inc. from Prager Metis, LLC dated January 7, 2022
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXEO ENTERTAINMENT, INC.

Date: February 15, 2022	By:	/s/ Robert S. Amaral
	Name:	Robert S. Amaral
	Title:	Chief Executive Officer